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                                                                   EXHIBIT 10.32

                              SECURITY AGREEMENT

     THIS SECURITY AGREEMENT is dated November 10, 1997 and is made between PortaCom Wireless, Inc., a Delaware corporation ("Grantor") and VDC Corporation Ltd. ("Lender") pursuant to the Loan Agreement referred to below.

                                WITNESSETH THAT:

     WHEREAS, pursuant to that certain Loan Agreement dated November 10, 1997 (as it may hereafter be amended or otherwise modified from time to time, the "Loan Agreement") between Grantor and the Lender, the Lender has agreed to make certain loans to Grantor;

     WHEREAS, the obligations of the Lender to make loans under the Loan Agreement are subject to the condition, among others, that Grantor secure its obligations to the Lender under the Loan Agreement by the grant of security interests in the Collateral, as defined and more fully set forth herein; and

     WHEREAS, Grantor is (or will be with respect to after-acquired property) the legal and beneficial owner and holder of the Collateral (as defined in Section 1 hereof), and has agreed to grant security interests in such Collateral to the Lender on the terms and conditions set forth herein.

     NOW, THEREFORE, intending to be legally bound hereby and for value received, the parties hereto covenant and agree as follows:

     1.  Definitions.  Terms which are defined in the Loan Agreement and not
         -----------
otherwise defined herein are used herein as defined therein. In addition to the words and terms defined elsewhere in this Security Agreement, the following words and terms shall have the following meanings, respectively, unless the context otherwise clearly requires:

         (a) "Code" shall mean the Uniform Commercial Code of each state as enacted and in effect on the date hereof in each applicable jurisdiction, and as the same may subsequently be amended from time to time.

         (b) "Collateral" shall mean, all of Grantor's right, title and interest in, to and under the following described property, whether now owned or hereafter acquired (words and terms defined in the Code shall have the same meanings when used herein):

              (i) warrants to purchase 4,000,000 shares of the common stock of Metromedia Asia Corporation (the "Warrants") which the Grantor now beneficially owns or may hereafter acquire, as the same have been described in the Termination Agreement (the "Termination Agreement"), dated September 11, 1996, by and among Grantor, Metromedia Asia Corporation ("MAC"), as successor-in-interest to Asian American Telecommunications Corporation and Max E. Bobbitt; and

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              (ii) 2,000,000 shares (the "Shares") of the common stock of MAC held beneficially and of record by Grantor, to the extent permissible under the terms of the Termination Agreement, pursuant to which such shares are being held in escrow until January 1, 1999.

                   The Shares and the Warrants collectively shall be referred to as the "Securities". The term "Collateral" as it applies to the Shares and the Warrants shall also include all rights and privileges pertaining thereto, including, without limitation, all securities and additional securities receivable in respect of or in exchange for such Securities, all rights to subscribe for securities incident to or arising from ownership of such Securities, all cash, interest, stock and other dividends or distributions paid or payable on such Securities, and all books and records pertaining to the foregoing, including, without limitation, all stock record and transfer books, and whatever is received when any of the foregoing is sold, exchanged or otherwise disposed of, including any proceeds as such term is defined in the Code.

          (c) "Secured Indebtedness" shall mean (i) all obligations, whether of principal, interest, fees, expenses or otherwise, of Grantor to Lender, whether now existing or hereafter incurred, under the Loan Agreement, Notes or any of the Other Documents as any of the same may from time to time be amended, modified or supplemented, together with any and all extensions, renewals, refinancings or refundings thereof in whole or in part by the Lender, (ii) all out-of-pocket costs, expenses and disbursements, including reasonable attorneys' fees and legal expenses, incurred by the Lender in the collection of any of the obligations referred to in subclause 1(c)(i) above; and (iii) any advances made, subsequent to an Event of Default, by the Lender, for the reasonable maintenance, preservation, protection or enforcement of, or realization upon, the Collateral, including advances for taxes and the like and reasonable expenses incurred to sell or otherwise realize on, or prepare for sale or other realization on, any of the Collateral.

     2.  Assignment and Grant of Security Interests. As security for the due and
         ------------------------------------------
punctual payment and performance of the Secured Indebtedness in full, Grantor hereby agrees that the Lender shall have, and Grantor hereby grants to and creates in favor of the Lender, for the benefit of the Lender, to secure all of the Secured Indebtedness, a continuing first priority security interest in and to Grantor's Collateral; provided, however, that the security interest granted in all of the Shares is subordinated to any security interest in the Shares granted by the Grantor to MAC (the "Permitted Lien") pursuant to the Termination Agreement. Without limiting the generality of Section 4 below, Grantor further agrees that with respect to each item of Collateral as to which (i) the creation of valid and enforceable security interests is not governed exclusively by the Code or (ii) the perfection of valid and enforceable security interests therein under the Code cannot be accomplished by the Lender taking possession thereof or by the filing in appropriate locations of appropriate Code financing statements executed by the Grantor, Grantor will at its expense execute and deliver to the Lender such documents, agreements, notices, assignments and instruments and take such further actions as may be reasonably requested by the Lender from time to time for the purpose of creating a valid and perfected first priority lien on such item, enforceable against the Grantor and all third parties to secure the Secured Indebtedness.

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     3.  Representations and Warranties.  Except as otherwise set forth in the
         ------------------------------
Disclosure Statement attached as Exhibit B to the Loan Agreement, Grantor represents, warrants and covenants to the Lender that:

         (a) Grantor is the legal and beneficial owner and holder of the Collateral and Grantor has and will continue to have good and marketable title to the Collateral which Grantor purports to own or which is reflected as owned in its books and records.

         (b) The Grantor has received value from the Lender for Grantor's grant of security interests hereunder and, except for the security interests granted to and created in favor of the Lender hereunder, all of the Collateral is and will continue to be free and clear of all liens, except the Permitted Lien.

         (c) Grantor has full power to enter into, execute, deliver and carry out this Security Agreement and to perform its obligations hereunder and all such actions have been duly authorized by all necessary proceedings on its part. This Security Agreement has been duly and validly executed and delivered by Grantor. This Security Agreement constitutes the legal, valid and binding obligations of Grantor, enforceable against it in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors' rights generally or limiting the right of specific performance.

         (d) Neither the execution and delivery of this Security Agreement nor compliance with the terms and provisions hereof (i) will conflict with or result in any breach of the terms and conditions of the articles of incorporation, bylaws or equivalent documents of Grantor or of any law or of the Termination Agreement or any material agreement or instrument to which Grantor is a party or by which it is bound or to which it is subject, (ii) will constitute a default under any of the documents referred to in clause 3(d)(i) above or (iii) will result in the creation or enforcement of any lien (other than the Permitted
Lien) whatsoever upon any Collateral (now or hereafter acquired) of Grantor.

     4.  Further Assurances. Grantor will, from time to time, at its expense,
         ------------------
faithfully preserve and protect the Lender's security interests in the Collateral (other than the Shares) as continuing first priority perfected security interests and the Lender's security interest in Grantor's Shares as a continuing perfected security interest subordinate only to the Permitted Lien, and will do all such other acts and things and will, upon request therefor by the Lender, execute, deliver, file and record all such other documents and instruments, including financing statements, security agreements, pledges, assignments, documents and powers of attorney with respect to the Collateral, and pay all filing fees and taxes related thereto as the Lender in its reasonable discretion may deem necessary or advisable from time to time in order to preserve, perfect or protect any security interest granted or purported to be granted hereby or to enable the Lender to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral. Without limiting the generality of the foregoing, to the extent Article 9 of the Code does not govern the creation and/or perfection of the security interests intended to be created hereunder,

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Grantor agrees to execute and deliver such further documents and instruments and do such further acts as the Lender may from time to time require.

     5.  Covenants. Grantor covenants and agrees that, except as otherwise
         ---------
required by the Termination Agreement, (a) it will not sell, assign or otherwise dispose of any portion of the Collateral; (b) it will obtain and maintain sole and exclusive possession of its Collateral; (c) it will keep materially accurate and complete books and records concerning the Collateral and such other books and records as may be required under the Loan Agreement; (d) it will promptly furnish to the Lender such information and documents relating to the Collateral as the Lender may reasonably request in order to confirm the status of the Lender's security interests in such Collateral; (e) it will not take or omit to take any actions, the taking or the omission of which might result in a material adverse alteration or impairment of the Collateral or in a violation of this Security Agreement; (f) it will execute and deliver to the Lender and record such supplements to this Security Agreement and additional assignments as the Lender reasonably may request to evidence and confirm the security interests herein contained; and (g) it will not agree to change, modify, extend or terminate the Termination Agreement without the prior written consent of the Lender. The Grantor shall notify the Lender in writing ten (10) days prior to the effective date of any change or modification to, or extension or terminate of, the Termination Agreement.

    6.  Preservation of Security Interests. Grantor assumes full responsibility
        ----------------------------------
for taking and hereby agrees to take any and all necessary steps to preserve and defend the Lender's right, title and security interests in and to the Collateral against the claims and demands of all persons. The Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in the Lender's possession if, prior to the existence of an Event of Default, the Lender takes such action for that purpose as such Grantor shall reasonably request in writing, provided that such requested action will not, in the
                    --------
judgment of the Lender, impair the security interests in the Collateral created hereby or the Lender's rights in, or the value of, such Collateral, and provided
                                                                        --------
further that such written request is received by the Lender in sufficient time
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to permit the Lender to take the requested action.

    7.  Lender's Rights with Respect to the Collateral.  At any time and from
        ----------------------------------------------
time to time, whether or not an Event of Default shall have occurred, and without notice to or consent of the Grantor, the Lender may, at its option, do any or all of the following: (a) do anything which the Grantor is required but fails to do hereunder, and in particular the Lender may, if the Grantor fails to do so, (i) insure or take any reasonable steps to protect the Collateral, (ii) pay any or all taxes, levies, expenses and costs arising with respect to the Collateral, or (iii) pay any or all premiums payable on any policy of insurance required to be obtained or maintained hereunder, and add any amounts paid under this Section 7 to the principal amount of the Loan Agreement, as evidenced by the Notes, and other liabilities of Grantor secured by this Security Agreement;
(b) inspect the Collateral at any reasonable time; and (c) pay any amounts the Lender reasonably elects to pay or advance hereunder on account of insurance, taxes or other costs, fees or charges arising in connection with the Collateral, either directly to the payee(s) of such cost, fee or charge, directly to the Grantor, or to such payee(s) and Grantor, jointly.

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     8.  Remedies on Default.  If there shall have occurred and be continuing an
         -------------------
Event of Default under the terms of the Loan Agreement, then the Lender shall, subject to any restrictions set forth in the Termination Agreement, have such rights and remedies with respect to the Collateral or any part thereof and the proceeds thereof as are provided by the Code and such other rights and remedies with respect thereto which it may have at law or in equity or under this Security Agreement, including to the extent not inconsistent with the provisions of the Code or any other applicable Law, the right to take over and collect the Collateral which consists of amounts owing to Grantor to the extent not prohibited by applicable law. To this end, the Lender shall have the right to
(a) transfer all or any part of any of the Collateral into the Lender's name or into the name of its nominee or nominees and thereafter receive all cash, stock and other dividends or distributions paid or payable in respect thereof, and otherwise act with respect thereto as the absolute owner thereof; (b) notify the obligors on any of the Collateral, whether accounts or otherwise, to make payment thereon directly to the Lender, whether or not the Grantor was theretofore making collections thereon; (c) take control of and manage the Collateral; (d) apply to the payment of the Secured Indebtedness, whether it be due and payable or not, any moneys, including cash dividends and income from the Collateral, now or hereafter in the hands of the Lender, on deposit or otherwise, belonging to Grantor, in accordance with Section 9 hereof; (e) endorse the name of the Grantor upon any checks or other evidences of payment or any document or instrument that may come into the possession of the Lender as proceeds of or relating to such Grantor's Collateral; (f) demand, sue for, collect, compromise and give acquittances for the Collateral; (g) prosecute, defend or compromise any action, claim or proceeding with respect to the Collateral; and (h) take such other action as the Lender may deem appropriate, including extending or modifying the terms of payment of the debtors of Grantor. In addition, upon the occurrence of an Event of Default but subject to any restrictions set forth in the Termination Agreement, Grantor, at the request of the Lender, shall assemble all or any portion of the Grantor's Collateral at such locations as the Lender shall designate which are reasonably convenient to Grantor, and the Lender may sell, assign, give an option or options to purchase or otherwise dispose of all or any part of the Collateral at any public or private sale at such place or places and at such time or times and upon such terms, whether for cash or on credit, and in such manner, as the Lender may determine, and apply the proceeds so received in accordance with Section 9 hereof. Written notice of sale mailed by certified mail, return receipt requested, to the Grantor, at least ten (10) days prior to such sale shall be deemed reasonable notice.

         In the event of a breach by Grantor in the performance of any of the terms of this Security Agreement, the Lender may demand specific performance of this Security Agreement and seek injunctive relief and may exercise any other remedy, available at law or in equity, it being recognized that the remedies of the Lender at law may not fully compensate the Lender for the damages it may suffer in the event of a breach hereof.

     9.  Application of Proceeds. The proceeds of the Collateral shall be
         -----------------------
applied in accordance with the terms of the Loan Agreement. Grantor shall be liable for any deficiency if the proceeds of any sale, assignment, giving of an option or options to purchase or other disposition of the Collateral is insufficient to pay all amounts to which the Lender is entitled.

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     10.  Attorneys-in-Fact.  After an Event of Default the Grantor hereby
          -----------------
irrevocably appoints the Lender, its officers, employees and agents, or any of them, as attorneys-in-fact, with full power of substitution, for Grantor for the purpose of carrying out the provisions of this Security Agreement and taking any action and executing, delivering, filing and recording any instruments which the Lender may deem necessary or advisable to accomplish the purposes hereof, which power of attorney being given for security is coupled with an interest and irrevocable. The Grantor hereby ratifies and confirms and agrees to ratify and confirm all action taken by the Lender, its officers, employees or agents pursuant to the foregoing power of attorney.

     11.  Indemnity and Expenses.
          ----------------------

          (a) The Grantor unconditionally agrees to indemnify the Lender from and against any and all claims, losses and liabilities arising out of or resulting from this Security Agreement (including enforcement of this Security Agreement), except claims, losses or liabilities resulting from the gross negligence or willful misconduct of the Lender.

          (b) The Grantor unconditionally agrees upon demand to pay to the Lender the amount of any and all reasonable and necessary out-of-pocket costs, expenses and disbursements, including fees and expenses of its counsel, which the Lender may incur in connection with (i) the administration of this Security Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, (iii) the exercise or enforcement of any of the rights of the Lender hereunder or (iv) the failure by the Grantor to perform or observe any of the provisions hereof.

     12.  Security Interest Absolute; Waiver of Notices. All rights of the
          ---------------------------------------------
Lender hereunder, all security interests hereunder, and all obligations of the Grantor hereunder shall be absolute and unconditional, irrespective of: (a) any lack of validity or enforceability of the Loan Agreement, the Notes or any of the Other Documents; (b) any change in the time, manner or place or payment of, or in any other term of, all or any of the Secured Indebtedness or any other amendment or waiver of or any consent to any departure from the Loan Agreement, the Notes or any of the Other Documents; (c) any exchange, release or non-perfection of any other Collateral; or (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Grantor or any third party mortgagors, pledgors or grantors of security interests. Grantor waives any and all notice with respect to acceptance by the Lender of this Security Agreement, the provisions of the Loan Agreement, the Notes or any of the Other Documents or any other note, instrument or agreement relating to the Secured Indebtedness, and any default in connection with the Secured Indebtedness. Grantor waives any presentment, demand, notice of dishonor or nonpayment, protest, notice of protest and any other notice of any kind in connection with the Secured Indebtedness.

     13.  Termination.  Upon payment in full of the Secured Indebtedness and
          -----------
termination of the Loan Agreement and the Notes, this Security Agreement shall terminate and be of no further force and effect, and the Lender, at the Grantor's expense, shall thereupon promptly return to Grantor the Collateral and such other documents delivered by Grantor hereunder as may then be in the Lender's possession. Upon any such termination, the Lender will, at the Grantor's expense, execute and deliver to the Grantor such documents as that Grantor shall reasonably request to evidence such termination.

     14.  Modifications, Amendments and Waivers. Any and all agreements amending
          -------------------------------------
or changing any provision of this Security Agreement or the rights of any of the Lender or the Grantor, and any and all waivers or consents to Events of Default or other departures from the due performance of the Grantor hereunder shall be made only pursuant to the provisions of Section 7 of the Loan Agreement.

     15.  No Implied Waivers; Cumulative Remedies.  No course of dealing and no
          ---------------------------------------
failure or delay on the part of the Lender in exercising any right, remedy, power or privilege hereunder shall operate as a waiver thereof or of any other right, remedy, power or privilege of the Lender hereunder; and no single or partial exercise of any such right, remedy, power or privilege shall preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies of the Lender under this Security Agreement are cumulative and not exclusive of any rights or remedies which it may otherwise have.

     16.  Notices.  All notices, statements, requests, demands and other
          -------
communications given to or made upon the Grantor, the Lender in accordance with the provisions of this Security Agreement shall be given or made as provided in
Section 7 of the Loan Agreement.

     17.  Severability.
          ------------

          (a) Grantor agrees that the provisions of this Security Agreement are severable, and in an action or proceeding involving any state or federal bankruptcy, insolvency or other law affecting the rights of creditors generally:

               (i) if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Agreement in any jurisdiction;

               (ii) if this Security Agreement would be held or determined to be void, invalid or unenforceable on account of the amount of the aggregate liability of Grantor under this Security Agreement, then, notwithstanding any other provision of this Security Agreement to the contrary, the aggregate amount of such liability shall, without any further action by the Lender, Grantor or any other person, be automatically limited and reduced to the highest amount which is valid and enforceable as determined in such action or proceeding.

               (iii) If the grant of any security interest hereunder by Grantor is held or determined to be void, invalid or unenforceable, in whole or in part, such holding or determination shall not impair or affect the validity and enforceability of any clause or provision not so held to be void, invalid or unenforceable.

     18.  Governing Law.  This Security Agreement shall be deemed to be a
          -------------
contract under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the internal laws of said State, without reference to its conflicts of law principles, except as required by mandatory provisions of law and except to the extent that the validity or perfection of security interests hereunder, or remedies hereunder with respect to the Collateral, is governed by the laws of a jurisdiction other than the law of the State of Delaware.

     19.  Successors and Assigns.  This Security Agreement shall be freely
          ----------------------
assignable and transferable by the Lender in connection with the assignment or transfer of the Secured Indebtedness; provided, however, the duties and
                                      --------  -------
obligations of the Grantor may not be delegated or transferred by the Grantor, without the written consent of the Lender. The rights and privileges of the Lender shall inure to their benefit and the benefit of its respective successors and assigns (as permitted under the Loan Agreement) and the duties and obligations of the Grantor shall bind the Grantor and its respective successors and assigns.

     20.  Counterparts. This Security Agreement may be executed in any number of
          ------------
counterparts and by the different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

     21.  Consent to Jurisdiction; Waiver of Jury Trial. The Grantor hereby
          ---------------------------------------------
irrevocably consents to the exclusive jurisdiction of the courts of the Commonwealth of Pennsylvania located within Philadelphia County and the United States District Court for the Eastern District of Pennsylvania and waives personal service of any and all process upon it and consents that all such service of process be made by certified or registered mail directed to the Grantor at the addresses set forth or referred to in Section 16 hereof and service so made shall be deemed to be completed upon actual receipt thereof. The Grantor waives any objection to jurisdiction and venue of any action instituted against it as provided herein and agrees not to assert any defense based on lack of jurisdiction or venue, AND THE LENDER WAIVES TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM WITH RESPECT TO THIS SECURITY AGREEMENT TO THE FULL EXTENT PERMITTED BY LAW.

     WITNESS the due execution hereof as of the day and year first above written.

                                       PORTACOM WIRELESS, INC.

                                        BY:  /s/ Douglas C. MacLellan
                                             ------------------------
                                        Douglas C. MacLellan,
                                        President and Chief Executive Officer


                                       VDC CORPORATION LTD.

                                        BY:  /s/ Graham Ferguson Lacey
                                             -------------------------
                                        Graham Ferguson Lacey, President